Putnam
New Jersey
Tax Exempt
Income
Fund

SEMIANNUAL REPORT

November 30, 1996

[LOGO: BOSTON * LONDON * TOKYO]




Fund highlights

* "While the stock market's higher returns may be a lure, diversification is imperative in any investment portfolio, and municipal bonds can provide that variety."

                          -- Business Week, December 16, 1996

* "[T]he bulge of municipal bond issues that peaked at more than $300 billion in 1993 has slimmed down to about $150 billion a year....But a thinner supply doesn't mean any less demand, since people still want to shelter their money from Uncle Sam with tax-free munis. Lower supply and strong demand lead to higher prices."

                          -- The Orange County (California) Register,
                                                    December 8, 1996

       CONTENTS

 4     Report from Putnam Management

 9     Fund performance summary

12     Portfolio holdings

16     Financial statements

26     Results of December 5, 1996, shareholder meeting



From the Chairman

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]

(copyright) Karsh, Ottawa

Dear Shareholder:

The first half of Putnam New Jersey Tax Exempt Income Fund's fiscal 1997 presented a significantly brighter municipal bond market environment than the one that had prevailed in preceding months. As the semiannual period unfolded, the municipal bond market -- including the market for New Jersey tax-exempt bonds -- began to develop a sense of serenity. The period closed on November 30, 1996, in an almost upbeat mood.

That is not to imply there were no challenges. Your fund's manager, Leslie Burke, continues to address the potential impact of interest-rate trends and the periodic release of economic data on the market and to make the appropriate adjustments to the portfolio. Leslie believes the ongoing scarcity of attractive securities bodes well for the market and for your fund in the months ahead. Backed by Putnam's extensive credit research capability, she is confident she will continue to find attractive opportunities.

In the report that follows, Leslie discusses the events and strategies that drove the fund's performance during the fiscal year's first half and then takes a look at prospects for the second half.

Respectfully yours,

/S/George Putnam

George Putnam

Chairman of the Trustees

January 15, 1997



Report from the Fund Manager
Leslie J. Burke

In a period marked by one record stock market gain after another, Putnam New Jersey Tax Exempt Income Fund continued to provide New Jersey investors with one of the essential ingredients of a well-balanced portfolio -- an investment dedicated to providing high, current tax-exempt income. In fact, during the semiannual period ended November 30, 1996, strategic securities selections, along with timely changes in the portfolio's duration, helped the fund achieve solid gains. For the six months ended November 30, 1996, the fund provided shareholders with a total return of 6.70% at net asset value (1.60% at public offering price) for class A shares. Results for class B and class M shares and for longer periods can be found on pages 9 and 10.

* SLOWING ECONOMY AND STRONG DEMAND SPARK MUNICIPAL BOND RALLY

After a difficult and volatile year, the municipal bond market shifted gears and rallied during your fund's semiannual period. The U.S. economy's fast-paced growth of 4.6% during the third quarter of calendar year 1996 gave way to a projection of 2.2% growth for the final three months of the year. Economists expect this slowdown to continue into early 1997. This cooling of economic growth soothed investors' concerns over rising interest rates and helped lead fixed-income investments, including municipal bonds, to higher price levels.

Strong demand also helped spur the period's municipal bond rally. While large numbers of individual investors in the United States focused their attention on the unprecedented gains in the stock market, overseas investors purchased upward of $175 billion in U.S. bonds -- an amount that exceeds the federal budget deficit. Although foreign investors -- ineligible for the tax benefits of U.S. municipal bonds -- invested primarily in Treasury securities, their interest sparked greater demand and, consequently, rising prices for the municipal bond market as well.

* DURATION MANAGEMENT BOOSTS PERFORMANCE, THEN PROTECTS GAINS

For most of the past six months, we capitalized on the municipal bond market's positive performance by maintaining an above-average portfolio duration. Duration is a measure of a portfolio's sensitivity to interest-rate changes. A longer duration can mean a more volatile net asset value if rates change -- but also one more likely to appreciate substantially if rates decline. A shorter duration can help preserve portfolio value as interest rates rise.

During the recent municipal bond market rally, your fund's longer duration helped boost performance as interest rates on medium- and long-term municipal bonds dropped by 46 and 50 basis points, respectively. Toward the end of the period, we began to scale back the fund's duration. The municipal market remains strong; however, we now believe municipal bonds may be fully priced. With the holiday shopping period just passed, the market may need time to adjust to buoyant economic statistics regarding chain store sales and consumer spending. Accordingly we believe now is the right time to reduce the portfolio's volatility by reining in its duration to approximately 7 years.

* NONCALLABLE ISSUES BOOST PERFORMANCE

The call structure of bonds has taken on increasing importance in recent months. This is largely because, in 1993, the municipal bond market witnessed the largest issuance of tax-free bonds ever. With such a large portion of the municipal marketplace callable in 2003 -- just 7 years away -- many investors are now selling these bonds in favor of more recent issues, which offer greater potential for appreciation.


[GRAPHIC BAR CHART OMITTED: TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Transportation                     23.5%

Health care                        19.6%

Utilities                          15.4%

Water and sewerage                  9.9%

Education                           4.3%

Footnote reads:
* Based on net assets as of 11/30/96. Industry sectors will vary over time.



[GRAPHIC PIE CHART OMITTED: PORTFOLIO QUALITY OVERVIEW]

PORTFOLIO QUALITY OVERVIEW*

Aaa    --42.8%
AA     --14.2%
A      --14.0%
Ba     --12.3%
B       --3.0%
Baa    --12.3%
VMIG1   --1.4%

Footnote reads:
*As a percentage of market value as of 11/30/96. A bond rated Baa or higher is considered investment grade. All ratings reflect Moody's descriptions unless noted otherwise; percentages may include unrated securities determined by Putnam Management to be of comparable quality. Ratings will vary over time.

This explains why your fund benefited substantially from its large position in noncallable municipal securities. As callable bonds reached a ceiling of performance potential, noncallable issues continued to perform steadily throughout the market rally, their value appreciating consistently. With just over one quarter of assets in noncallable bonds over the last two months of the semiannual period, we were able to capitalize on this appreciation while minimizing your fund's exposure to call risk.

* CONTINUED EMPHASIS ON SELF-SUPPORTING BONDS

Although the New Jersey economy continues to chug along respectably, it has not exhibited the strength enjoyed by many other regions of the country. This somewhat tenuous economic picture has been clouded further by several pressing fiscal issues that the state has not yet fully resolved. New Jersey's much-touted three-part tax cut has now been implemented completely and so far has been matched each year with commensurate spending cuts. Nonetheless, long-term issues surrounding uncompensated health care -- who will pay for care for those unable to pay for it themselves -- and the equalization of school funding among wealthy and less affluent districts have not been laid to rest. In fact, these difficult issues will most likely continue to surface each year as the state budget comes up for review and passage in the legislature.

This situation has the potential to place a good deal of stress on the state budget and could make New Jersey's general obligation bonds less appealing investments for the fund. Instead, we remain focused on self-supporting bonds, primarily in transportation and hospital sectors. Rather than relying on the state for their monies, these issuers rely on their own fees or charges to pay interest and principal to bondholders, and this more secure stream of income makes the bonds more likely candidates for a credit upgrade or prerefunding.

In fact, one of the fund's largest hospital holdings, St. Elizabeth's, is currently scheduled for prerefunding in January. In a prerefunding, the issuer floats a second bond to raise funds to pay off an older issue at its first call date. Proceeds from the new bond are invested in top-quality instruments such as U.S. Treasury securities. Because of the safety of principal represented by these securities, the older prerefunded bond is generally perceived as having a substantial improvement in its creditworthiness, and its rating is likely to be upgraded. Upgrades, in turn, often herald higher prices, and this is what we anticipate in this case.

Two of the fund's larger holdings warrant particular note as contributors to the fund's strong performance. We purchased Ocean County Nursing Home, which has a steady demand for its services from an adjacent and affiliated hospital, and we held a large position in noncallable bonds in the New Jersey Transportation Trust Fund.

Steering clear of a sector is sometimes as important a factor in successful performance as acquiring a large position at an attractive price. This was certainly the case with the resource recovery sector. Recent judicial decisions overturning "flow control," which had kept many financially shaky facilities going, resulted in downgrades for many of the sector's bonds. Anticipating this, we sold the fund's resource recovery positions well before the downgrades occurred, protecting the fund's income stream and net asset value.

* CONSTRUCTIVE, YET CAUTIOUS, OUTLOOK PREVAILS

Although New Jersey's complex budgetary situation has proceeded relatively smoothly thus far, we remain guarded about the state's general obligation issues over the near term. For this reason, we intend to retain the fund's emphasis on self-supporting bonds at present. Within these issues, we are particularly excited about the health-care sector; increased merger and acquisition activity in this sector may well lead to greater investment opportunities ahead.

Nonetheless, after the municipal market's positive performance during the past six months, we now believe municipal bonds may be fully priced. Accordingly we have re-positioned the fund more defensively in order to preserve its net asset value and income stream. This more defensive posture includes a shorter duration, an increase in noncallable holdings, and a portfolio structure that emphasizes bonds in the 15- to 20-year maturity range, where we expect to find better values.

As your fund enters the second half of fiscal year 1997, our large staff of experienced research analysts will continue to scrutinize existing and new municipal bond issues to find securities that will contribute to your fund's stream of tax-exempt income. In a post-rally environment, however, we must remain mindful of another tax consequence -- capital gains from the sales of portfolio holdings that have risen in value. Although it is unlikely that any fund could avoid capital gains altogether, we plan to shift portfolio holdings only when the benefits will substantially outweigh the potential effects of any taxable distributions.

Pre-election talks of sweeping tax reforms, such as the flat tax and the elimination of the Internal Revenue Service, has been shelved, most likely for the duration of the current administration. Although we remain aware that these issues are merely dormant, not dead, the short-term outlook for tax-advantaged income investments remains constructive.

Footnote reads:
The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 11/30/96, there is no guarantee the fund will continue to hold these securities in the future.



Performance summary

Performance should always be considered in light of a fund's investment strategy. Putnam New Jersey Tax Exempt Income Fund is designed for investors seeking a high level of current income free from federal and state income taxes consistent with preservation of capital.

This section provides, at a glance, information about your fund's performance. Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

TOTAL RETURN FOR PERIODS ENDED 11/30/96

                        Class A            Class B             Class M
(inception date)       (2/20/90)          (1/4/93)            (5/1/95)
                      NAV     POP        NAV   CDSC          NAV    POP
------------------------------------------------------------------------
6 months            6.70%    1.60%     6.48%   1.48%       6.66%   3.25%
------------------------------------------------------------------------
1 year              5.10     0.07      4.54   -0.45        4.91    1.47
------------------------------------------------------------------------
5 years            41.10    34.38        --      --          --      --
Annual average      7.13     6.09        --      --          --      --
------------------------------------------------------------------------
Life of class      66.45    58.61     23.50   20.50       13.00    9.37
Annual average      7.80     7.04      5.54    4.88        7.99    5.80
------------------------------------------------------------------------

COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 11/30/96

                                     Lehman Bros.             Consumer
                                Municipal Bond Index        Price Index
------------------------------------------------------------------------
6 months                               6.50%                    1.28%
------------------------------------------------------------------------
1 year                                 5.89                     3.26
------------------------------------------------------------------------
5 years                               45.83                    15.09
Annual average                         7.83                     2.85
------------------------------------------------------------------------
Life of class A                       71.06                    23.91
Annual average                         8.27                     3.21
------------------------------------------------------------------------
Life of class B                       31.20                    11.77
Annual average                         7.18                     2.89
------------------------------------------------------------------------
Life of class M                       14.92                     4.41
Annual average                         9.15                     2.75
------------------------------------------------------------------------

POP assumes 4.75% maximum sales charge for class A shares and 3.25% for class M shares. CDSC for class B shares assumes the applicable sales charge, with the maximum being 5%.

PRICE AND DISTRIBUTION INFORMATION
6 months ended 11/30/96

                        Class A             Class B           Class M
------------------------------------------------------------------------
Distributions (number)      6                   6                6
------------------------------------------------------------------------
Income1                 $0.238871           $0.209690        $0.225809
------------------------------------------------------------------------
  Total                 $0.238871           $0.209690        $0.225809
------------------------------------------------------------------------
Share value:          NAV       POP            NAV         NAV       POP
------------------------------------------------------------------------
5/31/96             $8.76      $9.20          $8.75       $8.76    $9.05
------------------------------------------------------------------------
11/30/96             9.10       9.55           9.10        9.11     9.42
------------------------------------------------------------------------
Current return
(end of period)
------------------------------------------------------------------------
Current dividend
rate2                5.23%      4.98%     4.59%     4.98%     4.81%
------------------------------------------------------------------------
Taxable
equivalent3          9.25       8.81      8.12      8.81      8.51
------------------------------------------------------------------------
Current 30-day
SEC yield4           4.94       4.70      4.29      4.62      4.47
------------------------------------------------------------------------
Taxable equivalent3   8.74      8.31      7.59      8.17      7.90
------------------------------------------------------------------------

1 For some investors, investment income may also be subject to the federal alternative minimum tax. Investment income may be subject to state and local taxes.

2 Income portion of most recent distribution, annualized and divided by NAV or POP at end of period.

3 Assumes maximum 43.45% combined federal and state tax rate. Results for investors subject to lower tax rates would not be as advantageous.

4 Based only on investment income, calculated using SEC guidelines.

TOTAL RETURN FOR PERIODS ENDED 12/31/96
(most recent calendar quarter)

                        Class A            Class B           Class M
                       NAV   POP          NAV  CDSC         NAV   POP
------------------------------------------------------------------------
6 months             4.92%  -0.06%      14.59% -0.41%    4.77%    1.33%
------------------------------------------------------------------------
1 year               3.50   -1.44        2.84  -2.07     3.08    -0.28
------------------------------------------------------------------------
5 years             37.84   31.35          --     --       --       --
Annual average       6.63    5.60          --     --       --       --
------------------------------------------------------------------------
10 years               --      --          --     --       --       --
Annual average         --      --          --     --       --       --
------------------------------------------------------------------------
Life of class       65.70   57.90       22.76  19.76    12.35     8.74
Annual average       7.64    6.88        5.27   4.62     7.22     5.14
------------------------------------------------------------------------

Performance data represent past results, do not reflect future performance, and will differ for each share class. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns and principal value will fluctuate so that an investor's shares, when sold, may be worth more or less than their original cost.



TERMS AND DEFINITIONS

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the maximum 4.75% sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B shares and assumes redemption at the end of the period. Your fund's CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies.

COMPARATIVE BENCHMARKS

Lehman Brothers Municipal Bond Index is an unmanaged list of long-term fixed-rate investment-grade tax-exempt bonds representative of the municipal bond market. The index does not take into account brokerage commissions or other costs, may include bonds different from those in the fund, and may pose different risks than the fund. It is not possible to invest directly in an index.

Consumer Price Index (CPI) is a commonly used measure of inflation; it does not represent an investment return.

Footnote reads:
*Securities indexes assume reinvestment of all distributions and interest payments and do not take in account brokerage fees or taxes. Securities in the fund do not match those in the indexes and performance of the fund will differ. It is not possible to invest directly in an index.




Portfolio of investments owned
November 30, 1996 (Unaudited)

                   Key to Abbreviations
                   AMBAC      -- AMBAC Indemnity Corporation
                   COP        -- Certificate of Participation
                   FGIC       -- Financial Guaranty Insurance Company
                   FHA Insd.  -- Federal Housing Administration Insured
                   FSA        -- Financial Security Assurance
                   G.O. Bonds -- General Obligation Bonds
                   IFB        -- Inverse Floating Rate Bonds
                   MBIA       -- Municipal Bond Investors Assurance Corporation
                   VRDN       -- Variable Rate Demand Notes

MUNICIPAL BONDS AND NOTES  (97.8%) *
PRINCIPAL AMOUNT                                                                                     RATINGS**     VALUE

New Jersey  (74.2%)
------------------------------------------------------------------------------------------------------------------------
       $1,000,000  Atlantic City, Muni. Utils. Auth. Wtr. Rev. Bonds, 7 3/4s, 5/1/17                 A       $ 1,127,500
                   Atlantic Cnty., COP
        2,000,000    FGIC, 7.4s, 3/1/10                                                              Aaa       2,437,500
        1,000,000    (Pub. Fac. Lease Agreement), FGIC, 7.4s, 3/1/09                                 Aaa       1,215,000
        4,250,000  Camden Cnty., Impt. Auth. Rev. Bonds, 8.4s, 4/1/24 (acquired 4/12/94 cost
                     $4,250,000)(double dagger)                                                      B/P       4,366,875
        5,850,000  Camden Cnty., Muni. Util. Auth. Rev. Bonds, FGIC, 6s, 7/15/07                     Aaa       6,369,188
        6,625,000  Camden Cnty., Muni. Util. Auth. Swr. Rev. Bonds, FGIC, 6s, 7/15/08                Aaa       7,155,000
        3,000,000  Jersey City, G.O. Bonds, Ser. A, AMBAC, 6s, 10/1/10                               Aaa       3,232,500
        1,200,000  Middle Township, Sch. Dist. Rev. Bonds, FGIC, 7s, 7/15/06                         Aaa       1,407,000
        2,000,000  Middlesex Cnty., Poll. Control Auth. Rev. Bonds, 6 7/8s, 12/1/22                  BB        2,132,500
        3,000,000  Middlesex Cnty., Utils. Auth. Swr. IFB, Ser. A, MBIA, 7.2s, 8/15/10               Aaa       3,397,500
       11,105,000  NJ Econ. Dev. Auth. Elec. Energy Fac. Rev. Bonds (Vineland Cogeneration
                     L.P.), 7 7/8s, 6/1/19                                                           BB       12,062,806
        8,000,000  NJ Econ. Dev. Auth. Hlth. Care Fac. Rev. Bonds (Ocean Nursing Pavilion),
                     Ser. A, 7 3/8s, 12/1/25                                                         BBB       8,400,000
                   NJ Econ. Dev. Auth. Natural Gas Fac. Rev. Bonds (NJ Natural Gas Co.)
        2,500,000    9s, 12/1/17                                                                     A         2,664,600
        2,500,000    Ser. 84A, 7.05s, 3/1/16                                                         A         2,618,750
        3,300,000  NJ Econ. Dev. Auth. Natural Gas Fac. VRDN (NJ Natural Gas Co.), Ser. A,
                     AMBAC, 3.85s, 8/1/30                                                            A-1       3,300,000
                   NJ Econ. Dev. Auth. Rev. Bonds
        5,300,000    (Stolt Terminals), 10 1/2s, 1/15/18                                             BB        5,737,250
        4,550,000    (Holt Hauling Co.), Ser. D, 10 1/4s, 9/15/14                                    B/P       4,753,704
        5,000,000    (Tevco Inc.), 8 1/8s, 10/1/09                                                   BBB       5,531,250
        1,200,000    (Ninette Group L P), 7 3/4s, 8/1/11                                             A         1,266,000
        2,000,000    (Hartz Mountain Industries, Inc.), 7s, 2/1/14                                   A         2,225,000
        2,970,000    (Lakewood School), Ser. R, 6.9s, 12/1/11                                        Aa        3,211,313
        1,500,000    (NJ Performing Arts Ctr.), 6 3/4s, 6/15/12                                      A         1,670,625
        1,895,000    (Urban Holding Co.), 6 1/2s, 6/1/15                                             A         2,022,913
        2,835,000    (#89 Kiva L.P.), 6.4s, 8/1/15                                                   Aa        3,022,819
        1,550,000    (Burlington Coat Factory), 6 1/8s, 9/1/10                                       A         1,646,875
        3,000,000    (Clara Maass Med. Ctr. and Clara Maass Hlth. Syst. Inc.), FSA, 5s,
                     7/1/16                                                                          Aaa       2,857,500
        2,925,000  NJ Econ. Dev. Auth. Waste Paper Recycling Rev. Bonds (Marcal Paper
                     Mills Inc.), 8 1/2s, 2/1/10                                                     BB        3,367,406
                   NJ Hlth. Care Fac. Fin. Auth. Rev. Bonds
        7,250,000    (St. Elizabeth Hosp.), Ser. B, 8 1/4s, 7/1/20                                   Baa       8,002,188
        3,095,000    (Jersey Shore Med. Ctr.), Ser. B, AMBAC, 8s, 7/1/18 #                           Aaa       3,346,469
        7,500,000    (Kimball Med. Ctr.), Ser. C, 8s, 7/1/13                                         BBB       8,062,500
        1,000,000    (East Orange Gen. Hosp.), Ser. B, 7 3/4s, 7/1/20                                BBB       1,070,000
        1,425,000    (Columbus Hosp.), Ser. A, 7 1/2s, 7/1/21                                        Baa       1,503,375
        3,030,000    (Kimball Med. Ctr.), 7.3s, 7/1/99                                               BBB       3,064,330
        9,000,000    (Raritan Bay Med. Ctr.), 7 1/4s, 7/1/27                                         BB        9,495,000
        3,300,000    (Christ Hosp. Group), 7s, 7/1/06                                                AAA       3,832,125
        5,000,000    (Gen. Hosp. Ctr.-Passaic Inc.), FSA, 6 3/4s, 7/1/19                             Aaa       5,550,000
        3,285,000    (Somerset Med. Ctr.), Ser. A, FGIC, 5.2s, 7/1/24                                Aaa       3,145,388
        3,500,000    (St. Peters Med. Ctr.), Ser. F, MBIA, 5s, 7/1/21                                Aaa       3,259,375
                   NJ State G.O. Bonds
        4,065,000    FGIC, 6s, 2/15/11                                                               Aaa       4,420,688
        4,000,000    Ser. E, 6s, 7/15/06                                                             Aa        4,420,000
        3,000,000  NJ State Hsg. & Mtge. Fin. Agcy. IFB, Ser. I, 8.431s, 11/1/07 (acquired
                     various dates from 2/11/93 to 6/14/93 cost $3,134,370)(double dagger)           A         3,183,750
        1,400,000  NJ State Hsg. & Mtge. Fin. Agcy. Rev. Bonds (Home Buyer), Ser. D, MBIA,
                     7.7s, 10/1/29                                                                   Aaa       1,468,250
                   NJ State Hwy. Auth. Gen. Rev. Bonds (Garden State Pkwy.)
        1,500,000    6.2s, 1/1/10                                                                    AA        1,655,625
        2,370,000    6s, 1/1/19                                                                      Aaa       2,535,900
        3,000,000    5.2s, 1/1/08                                                                    AA        3,048,750
        1,800,000  NJ State Tpk. Auth. IFB, MBIA, 9.252s, 1/1/16                                     Aaa       2,290,500
                   NJ State Tpk. Auth. Rev. Bonds, Ser. C
        5,000,000    MBIA, 6 1/2s, 1/1/16                                                            Aaa       5,750,000
        5,000,000    AMBAC, 6 1/2s, 1/1/08                                                           Aaa       5,656,250
        1,000,000  NJ State Tpk. Auth. VRDN, FGIC, 3.3s, 1/1/18                                      A-1       1,000,000
                   NJ State Trans. Trust Fund Auth. Rev. Bonds (Trans. Syst.), Ser. A, MBIA
       16,000,000    6 1/2s, 6/15/11                                                                 Aaa      18,360,000
        3,000,000    6s, 12/15/06                                                                    Aaa       3,292,500
        7,000,000  NJ Wastewater Treatment Trust Rev. Bonds, Ser. A, zero %, 9/1/07                  Aaa       4,086,250
        1,800,000  Passaic Valley, Cmnty. Wtr. Supply Rev. Bonds, Ser. A., FGIC, 6.4s, 12/15/22      Aaa       2,016,000
        4,500,000  Rutgers State U. Rev. Bonds, Ser. A, 6.4s, 5/1/13                                 AA        5,000,625
        1,960,000  Sayreville, Hsg. Dev. Corp. Mtge. Rev. Bonds (Lakeview Section 8), FHA
                     Insd., 7 3/4s, 8/1/24                                                           AAA       2,043,300
                   South River, School Dist. G.O. Bonds, FGIC
        1,300,000    5s, 12/1/12                                                                     Aaa       1,249,625
        1,250,000    5s, 12/1/11                                                                     Aaa       1,210,938
        1,250,000    5s, 12/1/10                                                                     Aaa       1,218,750
        1,000,000  Stony Brook, Regional Swr. Rev. Bonds, Ser. B, 5.45s, 12/1/12                     Aa        1,032,500
        4,695,000  U. of Medicine & Dentistry G.O. Bonds, Ser. E, 6 1/2s, 12/1/12                    AA        5,299,481
        3,400,000  Union Cnty., Indl. Poll. Ctrl. Fin. Auth. Rev. Bonds (American Cynamid
                     Co.), 5.8s, 9/1/09                                                              A         3,616,750
                                                                                                           -------------
                                                                                                             233,386,556

New York  (8.3%)
------------------------------------------------------------------------------------------------------------------------
        4,045,000  North Hudson, Swr. Auth. Rev. Bonds, FGIC, 5 1/4s, 8/1/16                         AAA       3,999,494
                   Port Auth. NY & NJ Cons. IFB
        5,000,000    9.703s, 8/1/26 (acquired various dates from 8/29/91 to 1/21/92, cost
                     $5,164,940)(double dagger)                                                      AA        5,750,000
        2,100,000    8.144s, 11/15/15                                                                AA        1,811,250
        1,500,000    8.341s, 11/15/15 (acquired various dates from 4/12/94 to 12/15/94, cost
                     $1,501,203)(double dagger)                                                      AA        1,462,500
        7,500,000  Port Auth. NY & NJ Cons. Rev. Bonds, Ser. 93rd, 6 1/8s, 6/1/94                    AA        8,071,875
        5,000,000  Port Auth. NY & NJ Rev. Bonds (Kennedy Intl. Arpt.), 6 3/4s, 10/1/19              BB        5,168,750
                                                                                                           -------------
                                                                                                              26,263,869

Puerto Rico  (15.3%)
------------------------------------------------------------------------------------------------------------------------
                   Cmnwlth. of PR, Aqueduct & Swr. Auth. Rev. Bonds
        3,915,000    6 1/4s, 7/1/12                                                                  A         4,330,964
        5,615,000    MBIA, 5.2s, 7/1/08                                                              Aaa       5,776,431
                   Cmnwlth. of PR, Hwy. Auth. Rev. Bonds
        1,500,000    Ser. Q, 7 3/4s, 7/1/16                                                          AAA       1,706,250
        2,000,000    Ser. X, 5 1/4s, 7/1/21                                                          A         1,890,000
                   Cmnwlth. of PR, Hwy. & Trans. Auth. Rev. Bonds
        1,000,000    Ser. W, 5 1/2s, 7/1/15                                                          A         1,007,500
        2,000,000    Ser. X, 5s, 7/1/22                                                              A         1,820,000
        4,000,000  Cmnwlth. of PR, Pub. Impt. G.O. Bonds, 6.8s, 7/1/21                               AAA       4,540,000
        3,000,000  Cmnwlth. of PR, Rev. Bonds, AMBAC, 5s, 7/1/21                                     Aaa       2,842,500
                   PR Elec. Pwr. Auth. Rev. Bonds
        3,000,000    Ser. Y, MBIA, 7s, 7/1/07                                                        Aaa       3,543,750
        1,375,000    Ser. S, 6 1/8s, 7/1/08                                                          A/P       1,495,313
       11,000,000    Ser. Z, 5 1/4s, 7/1/21                                                          A/P      10,408,750
        2,000,000  PR Indl. Med. & Env. Poll. Control Fac. Fin. Auth. Rev. Bonds (Special
                     Facilities-American Airlines), Ser. A, 8 3/4s, 12/1/25                          Baa       2,115,000
                   PR Pub. Bldgs. Auth. Gtd. Edl. & Hlth. Fac. Rev. Bonds
        1,250,000    Ser. G, 7 7/8s, 7/1/16                                                          Aaa       1,307,525
        1,000,000    Ser. H, 7 7/8s, 7/1/16                                                          Aaa       1,046,020
        3,750,000  PR Pub. Bldgs. Auth. Rev. Bonds, Ser. K, 6 7/8s, 7/1/21                           Aaa       4,270,313
                                                                                                           -------------
                                                                                                              48,100,316
------------------------------------------------------------------------------------------------------------------------
                   Total Investments (cost $295,355,875)***                                                $ 307,750,741
------------------------------------------------------------------------------------------------------------------------

*               Percentages indicated are based on net assets of $314,760,613.

** The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at November 30, 1996 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at November 30, 1996.
                Securities rated by Putnam are indicated by "/P" and are not publicly rated.

*** The aggregate identified cost on a tax basis is $295,355,875, resulting in gross unrealized appreciation and depreciation of $14,025,211 and $1,630,345, respectively, or net unrealized appreciation of $12,394,866.

(double dagger) Restricted, excluding 144A securities, as to public resale.
                The total market value of restricted securities held at November 30, 1996 was $14,763,125 or 4.7% of net assets.

# A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at November 30, 1996.

                The rates shown on IFB, which are securities paying interest rates that vary inversely to changes in the market interest rates, and VRDN's are the current interest rates at November 30, 1996.

                The fund had the following industry group concentrations greater than 10% at
                November 30, 1996 (as a percentage of net assets):

                Transportatiion            23.5%
                Health Care                19.6
                Utilities                  15.4

                The fund had the following insurance
                concentrations greater than 10% at
                November 30, 1996 (as a percentage of net assets):

                MBIA                       15.0%
                FGIC                       12.0


---------------------------------------------------------------------------------------
Futures Contracts Outstanding at November 30, 1996
                                          Aggregate
                                               Face       Expiration        Unrealized
                         Total Value          Value             Date      Depreciation
---------------------------------------------------------------------------------------
U.S. Treasury Bond
Futures (Short)       $10,343,469    $10,231,719          Dec-96             ($111,750)
---------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of assets and liabilities
November 30, 1996 (Unaudited)

Assets
-------------------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $295,355,875) (Note 1)                                                    $307,750,741
-------------------------------------------------------------------------------------------------------
Cash                                                                                            769,366
-------------------------------------------------------------------------------------------------------
Interest and other receivables                                                                7,391,554
-------------------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                                          314,291
-------------------------------------------------------------------------------------------------------
Receivable for securities sold                                                                  110,000
-------------------------------------------------------------------------------------------------------
Total assets                                                                                316,335,952

Liabilities
-------------------------------------------------------------------------------------------------------
Payable for variation margin                                                                     80,656
-------------------------------------------------------------------------------------------------------
Distributions payable to shareholders                                                           395,416
-------------------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                                      387,113
-------------------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                                    459,943
-------------------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                                       10,963
-------------------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                                     6,128
-------------------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                                      1,211
-------------------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                                          132,040
-------------------------------------------------------------------------------------------------------
Payable for organization expense                                                                  7,327
-------------------------------------------------------------------------------------------------------
Other accrued expenses                                                                           94,542
-------------------------------------------------------------------------------------------------------
Total liabilities                                                                             1,575,339
-------------------------------------------------------------------------------------------------------
Net Assets                                                                                $ 314,760,613

Represented by
-------------------------------------------------------------------------------------------------------
Paid-in capital  (Notes 1 and 4)                                                           $309,377,461
-------------------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                                     71,113
-------------------------------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)                                        (6,971,077)
-------------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                                   12,283,116
-------------------------------------------------------------------------------------------------------
Total - Representing net assets applicable to capital shares outstanding                   $314,760,613

Computation of net asset value and offering price
-------------------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($235,397,576 divided by 25,858,710 shares)                                                       $9.10
-------------------------------------------------------------------------------------------------------
Offering price per class A share (100/95.25 of $9.10)*                                            $9.55
-------------------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($79,104,152 divided by 8,697,374 shares)**                                                       $9.10
-------------------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($258,885 divided by 28,432 shares)                                                               $9.11
-------------------------------------------------------------------------------------------------------
Offering price per class M share (100/96.75 of $9.11)***                                          $9.42
-------------------------------------------------------------------------------------------------------
*   On single retail sales of less than $25,000. On sales of $25,000 or more and on group sales the offering price is reduced.

**  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

*** On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

The accompanying notes are an integral part of these financial statements.





Statement of operations
Six months ended November 30, 1996 (Unaudited)

Tax exempt interest income                                                                   $9,612,570
-------------------------------------------------------------------------------------------------------

Expenses:
-------------------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                                917,876
-------------------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                                  138,549
-------------------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                                12,187
-------------------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                                  3,601
-------------------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                                           230,319
-------------------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                                           317,972
-------------------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                               954
-------------------------------------------------------------------------------------------------------
Reports to shareholders                                                                          22,340
-------------------------------------------------------------------------------------------------------
Registration fees                                                                                 2,598
-------------------------------------------------------------------------------------------------------
Auditing                                                                                         14,927
-------------------------------------------------------------------------------------------------------
Legal                                                                                            15,559
-------------------------------------------------------------------------------------------------------
Postage                                                                                          65,755
-------------------------------------------------------------------------------------------------------
Other                                                                                             9,992
-------------------------------------------------------------------------------------------------------
Total expenses                                                                                1,752,629
-------------------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                                     (116,568)
-------------------------------------------------------------------------------------------------------
Net expenses                                                                                  1,636,061
-------------------------------------------------------------------------------------------------------
Net investment income                                                                         7,976,509
-------------------------------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                                                514,045
-------------------------------------------------------------------------------------------------------
Net realized gain on futures contracts (Note 1)                                                 533,770
-------------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and futures during the period                     10,752,873
-------------------------------------------------------------------------------------------------------
Net gain on investments                                                                      11,800,688
-------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                        $19,777,197
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of changes in net assets

                                                                                        Six months ended            Year ended
                                                                                             November 30                May 31
                                                                                                    1996*                 1996
------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
------------------------------------------------------------------------------------------------------------------------------
Operations:
------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                         $7,976,509           $15,859,807
------------------------------------------------------------------------------------------------------------------------------
Net realized gain on investments                                                               1,047,815             2,169,534
------------------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)
of investments                                                                                10,752,873            (9,678,068)
------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                          19,777,197             8,351,273
------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
------------------------------------------------------------------------------------------------------------------------------
From net investment income
     Class A                                                                                  (6,198,341)          (12,722,118)
------------------------------------------------------------------------------------------------------------------------------
     Class B                                                                                  (1,764,369)           (3,109,723)
------------------------------------------------------------------------------------------------------------------------------
     Class M                                                                                      (9,630)              (11,099)
------------------------------------------------------------------------------------------------------------------------------
Increase from capital share transactions (Note 4)                                              2,577,194             6,709,677
------------------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                                       14,382,051              (781,990)
------------------------------------------------------------------------------------------------------------------------------
Net Assets
------------------------------------------------------------------------------------------------------------------------------
Beginning of period                                                                          300,378,562           301,160,552
------------------------------------------------------------------------------------------------------------------------------
End of period (including undistributed net investment
income of $71,113  and $66,944, respectively)                                               $314,760,613          $300,378,562
------------------------------------------------------------------------------------------------------------------------------

* Unaudited

The accompanying notes are an integral part of these financial statements.





Financial highlights
(For a share outstanding throughout the period)
                                                                                                             For the period
                                                                       Six months                               May 1, 1995
                                                                            ended                             (commencement
                                                                      November 30           Year ended        of operations)
                                                                       (unaudited)              May 31            to May 31
---------------------------------------------------------------------------------------------------------------------------
                                                                             1996                 1996                 1995+
---------------------------------------------------------------------------------------------------------------------------
                                                                                                Class M
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                        $8.76                $8.98                $8.74
---------------------------------------------------------------------------------------------------------------------------
Investment operations
---------------------------------------------------------------------------------------------------------------------------
Net investment income                                                         .23                  .45                  .04
---------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments                        .35                 (.21)                 .28
---------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                              .58                  .24                  .32
---------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------
From net investment income                                                   (.23)                (.46)                (.08)
---------------------------------------------------------------------------------------------------------------------------
Net realized gain on investments                                               --                   --                   --
---------------------------------------------------------------------------------------------------------------------------
In excess of realized gain on investments                                      --                   --                   --
---------------------------------------------------------------------------------------------------------------------------
Total distributions                                                          (.23)                (.46)                (.08)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                              $9.11                $8.76                $8.98
---------------------------------------------------------------------------------------------------------------------------
Total investment return at net asset value (%)(a)                            6.66*                2.65                 3.21*
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                                     $259                 $355                   $1
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets (%)                                   .64*                1.24                  .09*
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets (%)(c)                  2.53*                4.92                  .42*
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                       8.06*               52.82                51.86*
---------------------------------------------------------------------------------------------------------------------------

See page 21 for Notes to Financial Highlights.


Financial highlights (continued)
(For a share outstanding throughout the period)

                                                                       Six months
                                                                            ended                             Eleven months
                                                                      November 30           Year ended                ended
                                                                       (unaudited)              May 31               May 31
---------------------------------------------------------------------------------------------------------------------------
                                                                             1996                 1996                 1995+
---------------------------------------------------------------------------------------------------------------------------
                                                                                               Class B
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                        $8.75                $8.97                $8.75
---------------------------------------------------------------------------------------------------------------------------
Investment operations
---------------------------------------------------------------------------------------------------------------------------
Net investment income                                                         .21                  .42                  .41
---------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments                        .35                 (.22)                 .22
---------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                              .56                  .20                  .63
---------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------
From net investment income                                                   (.21)                (.42)                (.41)
---------------------------------------------------------------------------------------------------------------------------
Net realized gain on investments                                               --                   --                   --
---------------------------------------------------------------------------------------------------------------------------
In excess of realized gain on investments                                      --                   --                   --
---------------------------------------------------------------------------------------------------------------------------
Total distributions                                                          (.21)                (.42)                (.41)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                              $9.10                $8.75                $8.97
---------------------------------------------------------------------------------------------------------------------------
Total investment return at net asset value (%)(a)                            6.48*                2.25                 7.51*
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                                  $79,104              $72,083              $58,591
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets (%)                                   .82*                1.61                 1.46*
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets (%)(c)                  2.37*                4.69                 4.72*
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                       8.06*               52.82                51.86*
---------------------------------------------------------------------------------------------------------------------------


Financial Highlights (continued)
(For a share outstanding throughout the period)
                                                                                         For the period
                                                                                         January 4, 1993         Six months
                                                                                         (commencement                ended
                                                                       Year ended        of operations)         November 30
                                                                          June 30           to June 30          (unaudited)
---------------------------------------------------------------------------------------------------------------------------
                                                                             1994                 1993                 1996
---------------------------------------------------------------------------------------------------------------------------
                                                                                     Class B
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                        $9.46                $9.02                $8.76
---------------------------------------------------------------------------------------------------------------------------
Investment operations
---------------------------------------------------------------------------------------------------------------------------
Net investment income                                                         .45                  .21                  .24
---------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments                       (.58)                 .43                  .34
---------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                             (.13)                 .64                  .58
---------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------
From net investment income                                                   (.45)                (.20)                (.24)
---------------------------------------------------------------------------------------------------------------------------
Net realized gain on investments                                             (.02)                  --                   --
---------------------------------------------------------------------------------------------------------------------------
In excess of realized gain on investments                                    (.11)                  --                   --
---------------------------------------------------------------------------------------------------------------------------
Total distributions                                                          (.58)                (.20)                (.24)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                              $8.75                $9.46                $9.10
---------------------------------------------------------------------------------------------------------------------------
Total investment return at net asset value (%)(a)                           (1.59)                7.21*                6.70*
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                                  $44,916              $15,113             $235,398
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets (%)                                  1.59                  .77*                 .49*
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets (%)(c)                  4.77                 2.42*                2.69*
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                      51.74                44.58                 8.06*
---------------------------------------------------------------------------------------------------------------------------


Financial highlights (continued)
(For a share outstanding throughout the period)

                                                                                         Eleven months
                                                                       Year ended                ended           Year ended
                                                                           May 31               May 31              June 30
---------------------------------------------------------------------------------------------------------------------------
                                                                             1996                1995+                 1994
---------------------------------------------------------------------------------------------------------------------------
                                                                                              Class A
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                        $8.98                $8.75                $9.46
---------------------------------------------------------------------------------------------------------------------------
Investment operations
---------------------------------------------------------------------------------------------------------------------------
Net investment income                                                         .48                  .46                  .51
---------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments                       (.22)                 .23                 (.58)
---------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                              .26                  .69                 (.07)
---------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------
From net investment income                                                   (.48)                (.46)                (.51)
---------------------------------------------------------------------------------------------------------------------------
Net realized gain on investments                                               --                   --                 (.08)
---------------------------------------------------------------------------------------------------------------------------
In excess of realized gain on investments                                      --                   --                 (.05)
---------------------------------------------------------------------------------------------------------------------------
Total distributions                                                          (.48)                (.46)                (.64)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                              $8.76                $8.98                $8.75
---------------------------------------------------------------------------------------------------------------------------
Total investment return at net asset value (%)(a)                            2.92                 8.25*               (0.94)
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                                 $227,940             $242,569             $246,336
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets (%)                                   .96                  .87*                 .95
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets (%)(c)                  5.36                 5.36*                5.43
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                      52.82                51.86*               51.74
---------------------------------------------------------------------------------------------------------------------------


Financial highlights (continued)
(For a share outstanding throughout the period)

                                                                                 Year ended June 30
--------------------------------------------------------------------------------------------------------------
                                                                             1993                 1992
--------------------------------------------------------------------------------------------------------------
                                                                                     Class A
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                        $8.97                $8.64
--------------------------------------------------------------------------------------------------------------
Investment operations
--------------------------------------------------------------------------------------------------------------
Net investment income                                                         .54                  .59(b)
--------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments                        .58                  .38
--------------------------------------------------------------------------------------------------------------
Total from investment operations                                             1.12                  .97
--------------------------------------------------------------------------------------------------------------
Less distributions:
--------------------------------------------------------------------------------------------------------------
From net investment income                                                   (.55)                (.60)
--------------------------------------------------------------------------------------------------------------
Net realized gain on investments                                             (.08)                (.04)
--------------------------------------------------------------------------------------------------------------
In excess of realized gain on investments                                      --                   --
--------------------------------------------------------------------------------------------------------------
Total distributions                                                          (.63)                (.64)
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                              $9.46                $8.97
--------------------------------------------------------------------------------------------------------------
Total investment return at net asset value (%)(a)                           13.02                11.52
--------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                                 $235,243             $159,658
--------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets (%)                                   .92                  .75(b)
--------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets (%)(c)                  5.90                 6.69(b)
--------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                      44.58                80.21
--------------------------------------------------------------------------------------------------------------

*   Not annualized.

+   The fiscal year has been advanced from June 30 to May 31.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Reflects a voluntary expense limitation. As a result, expenses of the fund for the year ended June 30, 1992 reflect a reduction of $0.01.

(c) The ratio of expenses to average net assets for the year ended May 31, 1996 and thereafter, includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts (Note 2).




Notes to financial statements
November 30, 1996 (Unaudited)

Note 1
Significant accounting policies

The fund is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The fund seeks as high a level of current income exempt from federal income tax and New Jersey personal income tax as Putnam Investment Management, Inc. ("Putnam Management"), the fund's Manager, a wholly-owned subsidiary of Putnam Investments, Inc. believes is consistent with preservation of capital by investing primarily in a portfolio of longer-term New Jersey tax exempt securities.

The fund offers class A, class B and class M shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge, but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class M shares are sold with a maximum front-end sales charge of 3.25% and pay an ongoing distribution fee that is lower than class B shares and higher than class A shares.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are stated on the basis of valuations provided by a pricing service, approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value.

B) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

D) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At May 31, 1996, the fund had a capital loss carryover of approximately $6,357,000 available to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

Loss Carryover          Expiration
----------------------------------
     $2,872,000       May 31, 2003
      3,485,000       May 31, 2004

E) Distributions to shareholders Income dividends are recorded daily by the fund and are distributed monthly. Capital gain distributions if any, are recorded on the ex-dividend date and paid annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include treatment of realized and unrealized losses on certain future contracts, dividends payable and market discounts. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

F) Amortization of bond premium and accretion of bond discount Any premium resulting from the purchase of securities in excess of maturity value is amortized on a yield-to-maturity basis. Discounts on zero coupon bonds and original issue bonds are accreted according to the effective yield method.

Note 2
Management fee, administrative services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.60% of the first $500 million, 0.50% of the next $500 million, 0.45% of the next $500 million, 0.40% of the next $5 billion, 0.375% of the next $5 billion, 0.355% of the next $5 billion, 0.340% of the next $5 billion and 0.330% thereafter. Prior to September 20, 1996, any amount over $1.5 billion was based on 0.40%.

The fund reimburses Putnam Management for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a wholly-owned subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the six months ended November 30, 1996, fund expenses were reduced by $116,568 under expense offset arrangements with PFTC and brokerage service arrangements. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Trustees of the fund receive an annual Trustees fee of $760 and an additional fee for each Trustee's meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

The fund adopted a Trustee Fee Deferral Plan (the "Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in certain Putnam funds until distribution in accordance with the Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Mutual Funds Corp., a wholly-owned subsidiary of Putnam Investments Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Mutual Funds Corp. at an annual rate up to 0.35%, 1.00% and 1.00% of the average net assets attributable to class A, class B and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.20%, .85% and 0.50% of the average net assets attributable to class A, class B and class M shares respectively.

For the six months ended November 30, 1996, Putnam Mutual Funds Corp., acting as underwriter received net commissions of $15,024 and $203 from the sale of class A and class M shares, respectively and $306,533 in contingent deferred sales charges from redemptions of class B shares. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the six months ended November 30, 1996, Putnam Mutual Funds Corp., acting as underwriter received no monies on class A redemptions.

Note 3
Purchase and sales of securities

During the six months ended November 30, 1996, purchases and sales of investment securities other than short-term investments aggregated $27,227,878 and $23,587,377, respectively. There were no purchases and sales of U.S. government obligations. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Note 4
Capital shares

At November 30, 1996, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                             Six months ended
                            November 30, 1996
----------------------------------------------------
Class A                  Shares               Amount
----------------------------------------------------
Shares sold            4,983,301         $44,161,293
----------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions            392,190           3,484,066
----------------------------------------------------
                       5,375,491          47,645,359

Shares
repurchased           (5,533,893)        (49,058,605)
----------------------------------------------------
Net decrease            (158,402)        $(1,413,246)
----------------------------------------------------

                              Year ended
                             May 31, 1996
----------------------------------------------------
Class A                 Shares                Amount
----------------------------------------------------
Shares sold            6,433,107         $57,607,820
----------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions            804,050           7,192,243
----------------------------------------------------
                       7,237,157          64,800,063

Shares
repurchased           (8,230,011)        (73,691,252)
----------------------------------------------------
Net decrease            (992,854)        $(8,891,189)
----------------------------------------------------

                             Six months ended
                            November 30, 1996
----------------------------------------------------
Class B                 Shares                Amount
----------------------------------------------------
Shares sold              939,218          $8,322,906
----------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions            120,383           1,068,897
----------------------------------------------------
                       1,059,601           9,391,803

Shares
repurchased             (597,647)         (5,290,894)
----------------------------------------------------
Net increase             461,954          $4,100,909
----------------------------------------------------

                               Year ended
                              May 31, 1996
----------------------------------------------------
Class B                 Shares                Amount
----------------------------------------------------
Shares sold            2,466,981         $22,026,771
----------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions            209,155           1,869,308
----------------------------------------------------
                       2,676,136          23,896,079

Shares
repurchased             (971,165)         (8,657,882)
----------------------------------------------------
Net increase           1,704,971         $15,238,197
----------------------------------------------------

                             Six months ended
                            November 30, 1996
----------------------------------------------------
Class M                Shares                 Amount
----------------------------------------------------
Shares sold               13,554            $119,037
----------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                850               7,543
----------------------------------------------------
                          14,404             126,580

Shares
repurchased              (26,521)           (237,049)
----------------------------------------------------
Net decrease             (12,117)          $(110,469)
----------------------------------------------------

                               Year ended
                              May 31, 1996
----------------------------------------------------
Class M                   Shares              Amount
----------------------------------------------------
Shares sold               40,656            $364,849
----------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                900               8,089
----------------------------------------------------
                          41,556             372,938

Shares
repurchased               (1,122)            (10,269)
----------------------------------------------------
Net increase              40,434            $362,669
----------------------------------------------------



Results of December 5, 1996 shareholder meeting
(Unaudited)

A meeting of shareholders of the fund was held on December 5, 1996. At the meeting, each of the nominees for Trustees was elected, as follows:

                                                    Votes
                               Votes for          withheld
                              -----------        ----------
Jameson Adkins Baxter          18,687,955           325,120
Hans H. Estin                  18,694,721           318,354
John A. Hill                   18,696,441           316,634
Ronald J. Jackson              18,687,632           325,443
Elizabeth T. Kennan            18,698,281           314,794
Lawrence J. Lasser             18,686,351           326,724
Robert E. Patterson            18,695,979           317,095
Donald S. Perkins              18,691,945           321,130
William F. Pounds              18,693,650           319,425
George Putnam                  18,680,958           332,117
George Putnam, III             18,676,795           336,280
Eli Shapiro                    18,673,662           339,412
A.J.C. Smith                   18,686,351           326,724
W. Nicholas Thorndike          18,684,455           328,620

A proposal to ratify the selection of Coopers & Lybrand L.L.P. as auditors for the fund was approved as follows: 18,426,440 votes for, and 155,493 votes against, with 431,142 abstentions and broker non-votes.

A proposal to amend the fund's fundamental investment restriction with respect to investments in the securities of a single issuer was approved as follows: 16,263,875 votes for, and 721,277 votes against, with 2,027,923 abstentions and broker non-votes.

A proposal to amend the fund's fundamental investment restriction with respect to making loans through purchases of debt obligations, repurchase agreements and securities loans was approved as follows:
15,841,207 votes for, and 1,130,584 votes against, with 2,041,284 abstentions and broker non-votes.

A proposal to amend the fund's fundamental investment restriction with respect to investments in real estate was approved as follows:
16,234,615 votes for, and 815,018 votes against, with 1,963,442 abstentions and broker non-votes.

A proposal to amend the fund's fundamental investment restriction with respect to concentration of its assets was approved as follows:
16,336,211 votes for, and 661,962 votes against, with 2,014,902 abstentions and broker non-votes.

A proposal to amend the fund's fundamental investment restriction with respect to investments in senior securities was approved as follows:
16,357,646 votes for, and 623,525 votes against, with 2,031,904 abstentions and broker non-votes.

A proposal to amend the fund's fundamental investment restriction with respect to investments in commodities or commodity contracts was approved as follows: 15,865,023 votes for, and 1,152,523 votes against, with 1,995,529 abstentions and broker non-votes.

A proposal to eliminate the fund's fundamental investment restriction with respect to investments in securities of issuers in which management of the fund or Putnam Investment Management, Inc. owns securities was approved as follows: 15,735,998 votes for, and 1,189,246 votes against, with 2,087,831 abstentions and broker non-votes.

A proposal to eliminate the fund's fundamental investment restriction with respect to margin transactions was approved as follows: 15,410,105 votes for, and 1,192,786 votes against, with 2,410,184 abstentions and broker non-votes.

A proposal to eliminate the fund's fundamental investment restriction with respect to short sales was approved as follows: 15,527,793 votes for, and 1,124,279 votes against, with 2,361,003 abstentions and broker non-votes.

A proposal to eliminate the fund's fundamental investment restriction which limits the fund's ability to pledge assets was approved as follows: 15,302,282 votes for, and 1,329,200 votes against, with 2,381,593 abstentions and broker non-votes.

A proposal to eliminate the fund's fundamental investment restriction with respect to investments in restricted securities was approved as follows: 15,542,745 votes for, and 1,116,118 votes against, with 2,354,212 abstentions and broker non-votes.

A proposal to eliminate the fund's fundamental investment restriction with respect to investments in certain oil, gas and mineral interests was approved as follows: 15,978,576 votes for, and 958,128 votes against, with 2,076,371 abstentions and broker non-votes.

A proposal to eliminate the fund's fundamental investment restriction with respect to investing to gain control of a company's management was approved as follows: 15,825,958 votes for, and 1,044,729 votes against, with 2,142,388 abstentions and broker non-votes.

A proposal to eliminate the fund's fundamental investment restriction with respect to investments in other investment companies was approved as follows: 15,887,955 votes for, and 1,015,317 votes against, with 2,109,803 abstentions and broker non-votes.

All tabulations are rounded to nearest whole number.



Our commitment to quality service

* CHOOSE AWARD-WINNING SERVICE

Putnam Investor Services has won the DALBAR Quality Tested Service Seal for the past six years. In 1995, over 146,000 tests of 56 shareholder service components demonstrated that Putnam outperformed the industry standard in every category.

* HELP YOUR INVESTMENT GROW

Set up a systematic program for investing with as little as $25 a month from a Putnam money market fund or from your checking or savings account.*

* SWITCH FUNDS EASILY

You can move money from one account to another with the same class of shares without a service charge. (This privilege is subject to change or termination.)

* ACCESS YOUR MONEY QUICKLY

You can get checks sent regularly or redeem shares any business day at the then-current net asset value, which may be more or less than the original cost of the shares.

For details about any of these or other services, contact your financial advisor or call the toll-free number shown below and speak with a helpful Putnam representative.

To make an additional investment in this or any other Putnam fund, contact your financial advisor or call our toll-free number: 1-800-225-1581.

Footnote reads:
* Regular investing of course, does not guarantee a profit or protect against a loss in a declining market.



WELCOME TO

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about investing and retirement planning, and access market news and an economic outlook from Putnam experts -- with just a few clicks of the mouse!

Visit Putnam's new site on the World Wide Web to find out:

* the benefits of investing with Putnam

* Putnam's money management philosophy

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* how quickly money can accumulate in a tax-deferred investment

You can also read Dr. Robert Goodman's economic commentary and Putnam's Capital Markets Forum outlook, search for a particular Putnam fund by name or objective . . . and much more.

The site can be accessed through any of the major online services
(America Online, CompuServe, Prodigy) that offer web access. Of course, you can also access it via Netscape and an independent Internet service provider.

New features will be added to the site on an ongoing basis. So, visit us at http://www.putnaminv.com -- often!



Fund information


INVESTMENT MANAGER

Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
John A. Hill
Ronald J. Jackson
Elizabeth T. Kennan
Lawrence J. Lasser
Robert E. Patterson
Donald S. Perkins
George Putnam, III
Eli Shapiro
A.J.C. Smith
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Gary N. Coburn
Vice President

William J. Curtin
Vice President

Jerome J. Jacobs
Vice President

Blake E. Anderson
Vice President

Leslie J. Burke
Vice President and Fund Manager

William N. Shiebler
Vice President

John R. Verani
Vice President

Paul M. O'Neil
Vice President

Beverly Marcus
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam New Jersey Tax Exempt Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary. For more information, or to request a prospectus, call toll free: 1-800-225-1581. You can also learn more at Putnam Investments' website: http://www.putnaminv.com.

Shares of mutual funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, are not insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other agency, and involve risk, including the possible loss of principal amount invested.



PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
Bulk Rate
U.S. Postage
PAID
Putnam
Investments
---------------------

29938-019/329/537   1/97